FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2023
Disclosure of nature and extent of risks arising from financial instruments [abstract]
Financial Risk Management	Financial Risk Management
Our financial instruments are comprised of financial liabilities and financial assets. Our principal financial liabilities, other than derivatives, comprise accounts payable and debt. The main purpose of these financial instruments is to manage short-term cash flow and raise funds for our capital expenditure program. Our principal financial assets, other than derivative instruments, are cash and equivalents, restricted cash, accounts receivable, notes receivable, JV receivable and JV partner receivable, which arise directly from our operations. In the normal course of business, we use derivative instruments to mitigate exposure to various financial risks.
We manage our exposure to key financial risks in accordance with our financial risk management policy. The objective of the policy is to support the delivery of our financial targets while protecting future financial security. The main risks that could adversely affect our financial assets, liabilities or future cash flows are as follows:
a.Market risk, including commodity price risk, foreign currency and interest rate risk;
b.Credit risk;
c.Liquidity risk; and
d.Capital risk management.

Management designs strategies for managing each of these risks, which are summarized below. Our senior management oversees the management of financial risks. Our senior management ensures that our financial risk-taking activities are governed by policies and procedures and that financial risks are identified, measured and managed in accordance with our policies and our risk appetite. All derivative activities for risk management purposes are carried out by the appropriate personnel.

a) Market Risk
Market risk is the risk that changes in market factors, such as commodity prices, foreign exchange rates or interest rates, will affect the value of our financial instruments. We manage market risk by either accepting it or mitigating it through the use of derivatives and other economic hedging strategies.

Commodity Price Risk
Gold and Copper
We sell our gold and copper production in the world market. The market prices of gold and copper are the primary drivers of our profitability and ability to generate both operating and free cash flow. Our corporate treasury group may implement hedging strategies on an opportunistic basis to protect us from downside price risk on our gold and copper production. We did not enter into any positions during 2023 or 2022 and we do not have any positions outstanding as at December 31, 2023. Our gold and copper production is subject to market prices.

Fuel
We consume diesel fuel and natural gas to run our operations. Diesel fuel is refined from crude oil and is therefore subject to the same price volatility affecting crude oil prices. Therefore, volatility in crude oil and natural gas prices have a direct and indirect impact on our production costs.
Foreign Currency Risk
The functional and reporting currency for all of our operating segments is the US dollar and we report our results using the US dollar. The majority of our operating and capital expenditures are denominated and settled in US dollars. We have exposure to the Argentine peso through operating costs at our Veladero mine, and peso denominated VAT receivable balances. We also have exposure to the Canadian and Australian dollars, Chilean peso, Papua New Guinea kina, Zambian kwacha, Tanzanian shilling, Dominican peso, West African CFA franc, Euro, South African rand, and British pound through mine operating and capital costs. In addition, we also have exposure to the Pakistan rupee through project costs on Reko Diq. Consequently, fluctuations in the US dollar exchange rate against these currencies increase the volatility of cost of sales, general and administrative costs, project costs and overall net earnings, when translated into US dollars.

Interest Rate Risk
Interest rate risk refers to the risk that the value of a financial instrument or cash flows associated with the instruments will fluctuate due to changes in market interest rates. Currently, our interest rate exposure mainly relates to interest receipts on our cash balances ($4.1 billion at the end of the year); the mark-to-market value of derivative instruments; and to the interest payments on our variable-rate debt ($0.1 billion at December 31, 2023).
The effect on net earnings and equity of a 1% change in the interest rate of our financial assets and liabilities as at December 31, 2023 is approximately $30 million (2022: $39 million).

b) Credit Risk
Credit risk is the risk that a third party might fail to fulfill its performance obligations under the terms of a financial instrument. Credit risk arises from cash and equivalents, restricted cash, notes receivable, JV receivable, JV partner receivable, accounts receivable, as well as derivative assets. To mitigate our inherent exposure to credit risk on all financial assets listed above (other than derivative assets) we maintain policies to limit the concentration of credit risk, review counterparty creditworthiness on a monthly basis, and ensure liquidity of available funds. We also invest our excess cash and equivalents in highly rated financial institutions, primarily within the United States and Canada. Furthermore, we sell our gold and copper production into the world market and to financial institutions and private customers with strong credit ratings. Historically, customer defaults have not had a significant impact on our operating results or financial position.
The Company’s maximum exposure to credit risk at the reporting date is the carrying value of each of the financial assets, excluding derivative assets, disclosed as follows:

	As at December 31, 2023	As at December 31, 2022
Cash and equivalents	$4,148	$4,440
Accounts receivable	693	554
Derivative assets	—	59
Notes receivable	187	160
Kibali JV receivable	505	—
Norte Abierto JV partner receivable	81	172
Restricted cash	101	1,096
	$5,715	$6,481

c) Liquidity Risk
Liquidity risk is the risk of loss from not having access to sufficient funds to meet both expected and unexpected cash demands. We manage our exposure to liquidity risk by maintaining cash reserves, access to undrawn credit facilities and access to public debt markets, by staggering the maturities of outstanding debt instruments to mitigate refinancing risk and by monitoring of forecasted and actual cash flows. Details of the undrawn Credit Facility are included in note 25.
Our capital structure comprises a mix of debt, non-controlling interest and shareholders’ equity. As at December 31, 2023, our total debt was $4.7 billion (debt net of cash and equivalents was $578 million) compared to total debt as at December 31, 2022 of $4.8 billion (debt net of cash and equivalents was $342 million).

Our operating cash flow is dependent on the ability of our operations to deliver projected future cash flows. The market prices of gold, and to a lesser extent copper, are the primary drivers of our operating cash flow. Other options to enhance liquidity include further portfolio optimization and the creation of new joint ventures and partnerships; issuance of equity securities in the public markets or to private investors, which could be undertaken for liquidity enhancement and/or in connection with establishing a strategic partnership; issuance of long-term debt securities in the public markets or to private investors (Moody’s and S&P currently rate Barrick’s outstanding long-term debt as investment grade, with ratings of A3 and BBB+, respectively); and drawing on the $3.0 billion available under our undrawn Credit Facility (subject to compliance with covenants and the making of certain representations and warranties, this facility is available for drawdown as a source of financing). The key financial covenant in the Credit Facility (undrawn as at December 31, 2023) requires Barrick to maintain a net debt to total capitalization ratio, as defined in the agreement, of 0.60:1 or lower (Barrick’s net debt to total capitalization ratio was 0.02:1 as at December 31, 2023).
The following table outlines the expected maturity of our significant financial assets and liabilities into relevant maturity groupings based on the remaining period from the balance sheet date to the contractual maturity date. As the amounts presented in the table are the contractual undiscounted cash flows, these balances may not agree with the amounts disclosed in the balance sheet.

As at December 31, 2023
(in $ millions)	Less than 1 year	1 to 3 years	3 to 5 years	Over 5 years	Total
Cash and equivalents	$4,148	$—	$—	$—	$4,148
Accounts receivable	693	—	—	—	693
Notes receivable	—	46	3	138	187
Kibali JV receivable	148	314	43	—	505
Norte Abierto JV partner receivable	20	10	—	51	81
Restricted cash	—	4	—	97	101
Trade and other payables	1,503	—	—	—	1,503
Debt	11	78	12	4,646	4,747
Other liabilities	69	243	89	173	574
As at December 31, 2022
(in $ millions)	Less than 1 year	1 to 3 years	3 to 5 years	Over 5 years	Total
Cash and equivalents	$4,440	$—	$—	$—	$4,440
Accounts receivable	554	—	—	—	554
Notes receivable	—	11	3	146	160
Norte Abierto JV partner receivable	23	25	—	124	172
Restricted cash	945	15	—	136	1,096
Derivative assets	59	—	—	—	59
Trade and other payables	1,556	—	—	—	1,556
Debt	13	30	64	4,697	4,804
Other liabilities	1,017	210	76	259	1,562
d) Capital Risk Management
Our objective when managing capital is to provide value for shareholders by maintaining an optimal short-term and long-term capital structure in order to reduce the overall cost of capital while preserving our ability to continue as a going concern. Our capital management objectives are to safeguard our ability to support our operating requirements on an ongoing basis, continue the development and exploration of our mineral properties and support any expansion plans. Our objectives are also to ensure that we maintain a strong balance sheet and optimize the use of debt and equity to support our business and maintain financial flexibility in order to provide meaningful returns to shareholders and maximize shareholder value. We define capital as total debt less cash and equivalents and it is managed by management subject to approved policies and limits by the Board of Directors. We have no significant financial covenants or capital requirements with our lenders or other parties other than what is discussed under liquidity risk in note 28c.